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                                   SUPPLEMENT
                            DATED DECEMBER 17 TO THE
                       PROSPECTUS DATED OCTOBER 15, 2001
                       SALOMON BROTHERS SERIES FUNDS INC
                     SALOMON BROTHERS SMALL CAP GROWTH FUND

The following revises and supersedes, as applicable, the information contained in the Prospectus of the Salomon Brothers Investment Series Funds. Defined terms have the same meaning as set forth in the Prospectus.

On or about December 17, 2001, allocation decisions for the Salomon Brothers Small Cap Growth Fund will no longer be made by an investment team leader, but will instead be made by the investment team.

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